Exhibit 99.4

This presentation and other CHS Inc. publicly available presentations contain, and CHS officers and representatives may from time to time make, “forward–looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Report Act of 1995. Forward–looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward–looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward–looking statements. Therefore, you should not rely on any of these forward– looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward–looking statements are discussed or identified in CHS public filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10–K for the fiscal year ended August 31, 2015. Any forward–looking statements made by CHS in this presentation are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to publicly update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. © 2015 CHS Inc. DISCLOSURE STATEMENT

TIM SKIDMORE Chief Financial Officer “A window on financial commitment” © 2015 CHS Inc.

INVESTING ON YOUR BEHALF SHARING ECONOMIC BENEFITS objectives KEEPING COMPANY FINANCIALLY STRONG © 2015 CHS Inc.

Tobuild the and strengthen financial foundation of your company investment – your CHS in – to drive and long-term growth build momentum © 2015 CHS Inc.

•I II I ·I' , p .. I I I 'I Il j I I 'o I I J c· I • \111 \Q( I• 4 I ;.t.·j\ ' © 2015 CHS Inc.

COMMITMENT © 2015 CHS Inc.

 FINANCIALLY STRONG © 2015 CHS Inc.

RIGHT CHOICES LONG-TERM VISION DOING THE RIGHT THING © 2015 CHS Inc.

1 2 © 2015 CHS Inc. 3

$1.1 $781 Billion Million 2014 2015 © 2015 CHS Inc.

© 2015 CHS Inc.

$ in millions $1,261 $992 2011 2012 2013 2014 2015 © 2015 CHS Inc. $961 $1,081 $781 EARNINGS

$42.7 $34.6 Billion Billion 2014 2015 © 2015 CHS Inc.

© 2015 CHS Inc.

COMMODITY CYCLES corn soybeans wheat Nymex WTI Crude Oil $16 $120 $110 $100 $90 $80 $70 $60 $50 $40 $30 $14 $12 $10 $8 $6 $4 $2 © 2015 CHS Inc. 1/2/2014 2/2/2014 3/2/2014 4/2/2014 5/2/2014 6/2/2014 7/2/2014 8/2/2014 9/2/2014 10/2/2014 11/2/2014 12/2/2014 1/2/2015 2/2/2015 3/2/2015 4/2/2015 5/2/2015 6/2/2015 7/2/2015 8/2/2015 9/2/2015 10/2/2015 11/2/2015 $ per bushel

$ in billions $45 $43 $37 2011 2012 2013 2014 2015 © 2015 CHS Inc. $41 $35 TOTAL REVENUE

E N E R G Y © 2015 CHS Inc.

E N E R G Y © 2015 CHS Inc.

E N E R G Y © 2015 CHS Inc.

E N E R G Y © 2015 CHS Inc.

P R O P A N E LOWER MARGINS REDUCED DEMAND 5 MILLION GALLONS OF STORAGE © 2015 CHS Inc.

L U B R I C A N T S Record earnings © 2015 CHS Inc.

TRANSPORTATION INCREASED EFFICIENCIES SAFETY COMMITMENT © 2015 CHS Inc.

2014 $728 $ in millions Energy © 2014 CHS Inc. 2015 $538 ENERGY SEGMENT

A G Domestic/global grain marketing & wholesale agronomy Country Operations Processing & Food Ingredients © 2015 CHS Inc.

A G GRAIN VOLUMES & REVENUES EXCEEDED EXPECTATIONS © 2015 CHS Inc.

A G Crop Nutrients INCREASED MARGINS © 2015 CHS Inc.

A G Country Operations TIGHT MARGINS © 2015 CHS Inc.

A G CHS Sunflower INCREASED SHARE © 2015 CHS Inc.

A G CHS Nutrition RECORD EARNINGS © 2015 CHS Inc.

A G Processing & Food Ingredients INCREASED EARNINGS © 2015 CHS Inc.

A G Soy Processing IMPROVED PERFORMANCE © 2015 CHS Inc.

A G RENEWABLE FUELS LOW MARKET PRICES & MARKETING COMMISSIONS © 2015 CHS Inc.

A G GALLONS 250 MILLION © 2015 CHS Inc.

© 2014 CHS Inc. $ in millions Ag Business 2015 $150 2014 $214 AG SEGMENT

CORPORATE & OTHER Business Solutions: CHS CHS CHS Insurance Hedging Capital INCREASED EARNINGS © 2015 CHS Inc.

CORPORATE & OTHER 2 CONSECUTIVE YEARS OF SALES GROWTH © 2015 CHS Inc.

CORPORATE & OTHER ONE-TIME GAIN OF $109.2 MILLION IN FISCAL 2014 © 2015 CHS Inc.

2014 $190 $ in millions Corporate and Other © 2014 CHS Inc. 2015 $80 CORPORATE AND OTHER

2014 $728 214 190 (49) (2) $1,081 $ in millions Energy Ag Corporate Taxes and Other Noncontrolling Interests © 2014 CHS Inc. 2015 $538 150 80 12 1 $781 CONSOLIDATED EARNINGS

1 2 3 © 2015 CHS Inc.

2015 returned $534 MILLION 3rd HIGHEST Cash patronage, equity redemptionsanddividends preferredstock on © 2015 CHS Inc.

$ in millions Cash Patronage Equity Redemptions - Cash Preferred Stock Dividends $271 129 134 $534 © 2015 CHS Inc. 2015 CASH RETURNS

2016 $519 returns MILLION Cash patronage, equity redemptions and dividends on preferred stock © 2015 CHS Inc.

$ in millions Cash Patronage Equity Redemptions Preferred Stock Dividends $250 107 162 $519 © 2015 CHS Inc. ESTIMATED 2016 CASH RETURNS

TONS Nitrogen Phosphates Potassium Specialty GALLONS Refined fuels Premium diesel 13¢ 16¢ $7 $9 $9 $29 BUSHELS Spring wheat Soybeans Corn 9¢ 14¢ 3¢ © 2015 CHS Inc. PRELIMINARY 2015 WHOLESALE PATRONAGE RATES

© 2015 CHS Inc.

© 2015 CHS Inc.

1 2 3 © 2015 CHS Inc.

Remaining strong financially Sustaining growth profitable Delivering returns economic © 2015 CHS Inc.

Invest YOUR in FUTURE © 2015 CHS Inc.

SIGNIFICANTLY BENEFIT OWNERS TODAY AND TOMORROW © 2015 CHS Inc.

STRENGTHENED INVESTED RETURNED MANAGEMENT TOOLS © 2015 CHS Inc.

% 40% $ millions 3,000 2,500 2,000 1,500 1,000 500 0 30% 20% 4.4x 3.7x 10% 0% 2013 2014 2015 2013 2014 2015 LTLTDDebetb/t E/ Equqiutyity (3) DDeebbt t/ /CCaasshhFFloloww Times 4.00 3.50 3.00 2.50 2.00 1.50 1.00 0.50 0.00% 80% 60% 40% 20% 0% 1.19 1.11 1.12 2013 _ 2014 2015 2013 2014 2015 (1) ROAE = (Net Income – Preferred Dividends) (Beg. Equity – Beg. Preferred Stock) (2) Reinvestment Rate = Capital Expenditures / Annual Depreciation and Amortization (3) Excludes Spiritwood write off of $103m CHS Confidential Information BANKS 3.50:1 CHS 2.35:1 BANKS 80% CHS 45% 41%32%22% RReeiinnvveessttmeenntt RRaattee (2) 2.8x ROAE (1) CHS 20% 23%22%14% FINANCIAL GUARDRAILS

INVESTMENT TIMING MONITOR ENVIRONMENT CLEARBIG PICTURE © 2015 CHS Inc.

COMMITMENT © 2015 CHS Inc.

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••• • • COMMITMENT ••• © 2015 CHS Inc.